Exhibit 4.1

6.250% SERIES D
NON-CUMULATIVE PERPETUAL
PREFERRED STOCK
6.250% SERIES D
NON-CUMULATIVE PERPETUAL
PREFERRED STOCK
THIS CERTIFICATE IS TRANSFERABLE
IN CANTON, MA AND NEW YORK, NY
Certificate
Number
ZQ 000000
Shares
**SAMPLE******
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HUNTINGTON BANCSHARES INCORPORATED
INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
THIS CERTIFIES THAT
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**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David
Sample **** Mr. Alexander David Sample **** Mr. Alexander David ample **** Mr. Alexander David Sample **** Mr. Alexander
David Sample MR **** .Mr .SAMPLE Alexander David Sample **** Mr & . Alexander MRS David Sample . SAMPLE **** Mr. Alexander David Sample &**** Mr.
Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****
Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample
**** MrMR . Alexander .David SAMPLE Sample **** Mr. Alexander David &Sample MRS **** Mr. Alexander . SAMPLE David Sample **** Mr. Alexander David
Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander
SEE REVERSE FOR IMPORTANT
NOTICE ON TRANSFER
RESTRICTIONS AND
OTHER INFORMATION
IS THE OWNER OF
** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample
**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David
Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander
David ***SAMPLE Sample **** Mr. Alexander David Sample *** **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.
Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****
Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample
**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David
Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander
FULLY PAID AND NONASSESSABLE SHARES OF 6.250% SERIES D NON-CUMULATIVE
PERPETUAL PREFERRED STOCK, $.01 PAR VALUE PER SHARE,
of Huntington Bancshares Incorporated, a Maryland corporation (the “Corporation”), transferable on the books of the
Corporation by the holder hereof in person or by its duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be subject to all of the provisions of the charter of the Corporation, as now or hereafter amended or supplemented (a copy of which charter is on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
In Witness Whereof, the Corporation has caused this Certificate to be executed on its behalf by its duly authorized officers.
DATED <<Month Day, Year>>
President
COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,
Secretary
By
AUTHORIZED SIGNATURE
SECURITY INSTRUCTIONS ON REVERSE
14969

IMPORTANT NOTICE

The Corporation will furnish to any stockholder, on request and without charge, a full statement of the information required by Section 2-211(b) of the Corporations and Associations Article of the Annotated Code of Maryland with respect to the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation has authority to issue and, if the Corporation is authorized to issue any preferred or special class in series, (i) the differences in the relative rights and preferences between the shares of each series to the extent set, and (ii) the authority of the Board of Directors to set such rights and preferences of subsequent series. The foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the charter of the Corporation (the “Charter”), a copy of which will be sent without charge to each stockholder who so requests. Such request must be made to the Secretary of the Corporation at its principal office.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT- Custodian
TEN ENT - as tenants by the entireties	(CUST) (Minor)
JT TEN - as joint tenants with right of survivorship	under Uniform Gifts to Minors Act
and not as tenants in common	(STATE)
UNIF TRF MIN ACT Custodian (until age…)…
(CUST) (MINOR)
under Uniform Transfers to Minors Act. . . . . . . . . .
(STATE)
Additional abbreviations may also be used though not in the above list.

For value received, hereby sell, assign and transfer unto	PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
represented by this Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said shares on the books of the Corporation with full power of substitution in the premises.

Dated:	20

Signature:

Signature:

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.